UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2005
LIN TV Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31311	05-0501252

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
LIN Television Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-25206	13-3581627

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Richmond Square, Suite 200, Providence, Rhode Island	0290

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (401) 454-2880

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On November 30, 2005, LIN Television Corporation (“LIN Television”) entered into the First Amendment to the Asset Purchase Agreement (the “Amendment”) with Emmis Television Broadcasting, L.P., Emmis Television License LLC and Emmis Indiana Broadcasting, L.P. (collectively, “Emmis”), which, among other things, amended the Purchase Agreement (as defined below) between the parties to provide for the future purchase of WBPG-TV (Ch. 55, WB affiliate) in Mobile, Alabama /Pensacola, Florida, upon obtaining Federal Communications Commission (“FCC”) license renewal.
     The foregoing description of the Amendment does not purport to be a complete statement of the parties’ rights under the Amendment and is qualified in its entirety by reference to the full text of the Amendment, which is filed with this report as Exhibit 2.1.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On November 30, 2005, pursuant to the Asset Purchase Agreement (the “Purchase Agreement”), dated August 19, 2005, by and among LIN Television and Emmis, LIN Television completed its purchase from Emmis of WALA-TV (Ch. 10, Fox affiliate) in Mobile, Alabama/Pensacola, Florida.; WTHI-TV (Ch. 10, CBS affiliate) in Terre Haute, Indiana; WLUK-TV (Ch. 11, Fox affiliate) in Green Bay, Wisconsin; and KRQE-TV (Ch. 13, CBS affiliate) in Albuquerque, New Mexico, plus regional satellite stations. The sale price for these four stations was $257.0 million.
     As noted under Item 1.01 above, because FCC license renewal is still pending, a fifth station, WBPG-TV (Ch. 55, WB affiliate) in Mobile, Alabama /Pensacola, Florida, will be operated under a Local Programming and Marketing Agreement, which began on November 30, 2005. The parties have agreed that an additional payment of $3.0 million will be transferred to Emmis upon closing on the sale of this station.
     LIN Television acquired the funds for the purchase under the six-year, $275 million delayed-draw term loan granted to LIN Television under the Credit Agreement entered into by LIN Television on November 4, 2005. The foregoing description of the rights under the Credit Agreement is qualified in its entirety by reference to the full text of the Credit Agreement filed as Exhibit 99.1 to LIN Television’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 4, 2005.
     The foregoing description of the transaction contemplated by the Purchase Agreement does not purport to be a complete statement of the parties’ rights under the Purchase Agreement, and is qualified in its entirety by reference to the full text of the Purchase Agreement filed as Exhibit 10.1 to LIN Television’s Current Report on Form 8-K filed with the SEC on August 23, 2005 . A copy of the press release announcing the closing of the transaction is filed with this report as Exhibit 99.1.
     The terms of the Purchase Agreement, as amended, were determined on the basis of arms-length negotiations. Prior to the execution of the Purchase Agreement, none of LIN Television, any of its affiliates, any director or officer of LIN Television or any associate of any such director or officer, had any material relationship with Emmis.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

2.1	First Amendment to Asset Purchase Agreement, dated November 30, 2005, among Emmis Television Broadcasting, L.P., Emmis Television License, LLC, Emmis Indiana Broadcasting, L.P. and LIN Television Corporation.

99.1	Press Release dated December 2, 2005 announcing the closing of the transaction.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIN TV Corp.
Date: December 5, 2005	By:	/s/ William A. Cunningham
		Name:	William A. Cunningham
		Title:	Vice President and Controller

LIN Television Corporation
Date: December 5, 2005	By:	/s/ William A. Cunningham
		Name:	William A. Cunningham
		Title:	Vice President and Controller

Exhibit Index

Exhibit No.	Description

2.1	First Amendment to Asset Purchase Agreement, dated November 30, 2005, among Emmis Television Broadcasting, L.P., Emmis Television License, LLC, Emmis Indiana Broadcasting, L.P. and LIN Television Corporation.

99.1	Press Release dated December 2, 2005 announcing the closing of the transaction.

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